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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report:                                           June 9, 1995
 (Date of earliest event reported)

                          DEKALB Genetics Corporation
            (exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)

         0-17005                                             36-3586793
(Commission File Number)                                   (IRS Employer
                                                      Identification Number)

3100 Sycamore Road, DeKalb, Illinois                              60115
(Address of principal executive offices)                       (Zip Code)

                                 815-758-3461
             (Registrant's telephone number, including area code)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 9, 1995, the Registrant engaged Arthur Andersen LLP, to act as the Registrant's independent certified public accountant. Arthur Andersen LLP replaces Coopers and Lybrand L.L.P. who were dismissed on April 18, 1995.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                                   DEKALB Genetics Corporation




Date:  June 13, 1995                         By:    Bruce P. Bickner
                                               Bruce P. Bickner, Chairman
                                               and Chief Executive Officer




Date:  June 13, 1995                        By:     Thomas R. Rauman
                                              Thomas R. Rauman, Vice-President
                                              and Chief Financial Officer